                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): December 16, 2002



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-B
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

    The Servicer's Certificate for the month of November 2002 was distributed to Noteholders on December 16, 2002.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     November 2002.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ARCADIA RECEIVABLES FINANCE CORP.


                                By: /s/

                                 ----------------------------
                                       Cindy A. Barmeier
                                     Assistant Vice President



Date: December 09, 2002

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 1998-B
 Issuer:                 Arcadia Automobile Receivables Trust

 Accounting Date:        30-Nov-02
 Distribution Date:      16-Dec-02
 Distribution #:         54
 W.A.C.                  16.3645%

 W.A.M.                  16.3500


 Trustee:                Wells Fargo
                         John Kinzel  (612) 667-2410

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      5.62750%     5.62750%     $59,500,000.00       039006AV3
         A2                       Fixed      5.78900%     5.78900%    $188,000,000.00       039006AW1
         A3                       Fixed      5.95000%     5.95000%    $141,500,000.00       039006AX9
         A4                       Fixed      6.00000%     6.00000%    $106,000,000.00       039006AY7
         A5                       Fixed      6.06000%     6.06000%     $55,000,000.00       039006AZ4
                                                                     -----------------
                                       Class A Total                  $550,000,000.00


                                                                     -----------------
                                                                      $550,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 1998-B
Distribution Date:   12/16/2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A4    $33,252.78         $0.00          $0.00          $0.00        $33,252.78     0.31370547            $0.00
        A5   $277,750.00         $0.00          $0.00          $0.00       $277,750.00     5.05000000            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total      $311,002.78         $0.00          $0.00          $0.00       $311,002.78                           $0.00


            ==========================================================================================================
 Total       $311,002.78         $0.00          $0.00          $0.00       $311,002.78                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 1998-B
Distribution Date:      12/16/2002


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3               $0.00                $0.00              $0.00      0.00000000            0.00
                  A4       $4,072,410.75                $0.00      $4,072,410.75     38.41896934            0.00
                  A5               $0.00                $0.00              $0.00      0.00000000            0.00
                         ---------------------------------------------------------------------------------------
             A Total       $4,072,410.75                $0.00      $4,072,410.75                            0.00

                         ========================================================================================
          Total            $4,072,410.75                $0.00      $4,072,410.75                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 1998-B
Distribution Date:       12/16/2002




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000      7/15/1999
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000      8/15/2001
         A3              $0.00              $0.00       0.00000000         0.00000000      0.00000000     11/15/2002
         A4      $6,650,556.23      $2,578,145.48      62.74109651        24.32212717      0.02432213     11/15/2003
         A5     $55,000,000.00     $55,000,000.00    1,000.0000000     1,000.00000000      1.00000000      6/15/2006
              ------------------------------------
     A Total    $61,650,556.23     $57,578,145.48


              ====================================
      Total     $61,650,556.23     $57,578,145.48





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  1998-B
Distribution Date:        12/16/2002


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount       3,568,088.89     960,219.44       1,291,884.15

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                 $64,219.32         $61,650,546.86        $57,578,136.11

   Advances

   ----------

        Beginning Advances                                    133,261.66

        Current Month's Advances                               67,268.65
        Advance Recovery                                      -69,585.14

        Ending Advances                                       130,945.17

   Spread Account Information

   ---------------------------

        Beginning Balance                                  11,000,000.00

        Deposit to Spread Account                                   0.00
        Spread Account Additional Deposit                     268,715.51

        Net Withdraw from the Spread Account                 -278,174.17
        Disbursements of Excess                                     0.00

        Interest earnings on Spread Account                     9,458.66
        Ending Balance                                     11,000,000.00


   Collection Account Summary

  ------------------------------

        Total Interest Received                               781,083.74

        Principal Prepayments                                 749,676.15
        Principal Collected                                 2,403,630.25

        Total Principal Received                            3,153,306.40
        Total Payment Received                              3,934,390.14

        Net Liquidation Proceeds                              233,687.75
        Spread Account Withdraw                               278,174.17

        Collection Account Income                               3,697.28

        Total Available Funds                               4,447,632.85
        Net Payment to Trustee                              4,447,632.85



                      Current                   Current       3-Month      Trigger    EOD     Trigger            EOD      Capture
                      Month $     Cumulative    Month %       Average %       %         %     Broken    Cured    Broken   Event

                  ---------------------------------------------------------------------------------------------------------------


Delinquencies     5,820,192.48        N/A          10.1083%     9.8009%      8.40%      9.20%   Yes     N/A        Yes      No
Losses              685,416.60    59,340,071.01    10.9065%    10.7885%      9.41%     11.88%   Yes     No          No      No

Defaults            919,104.35   104,249,080.68   19.1893 %    19.0408%     18.81%     23.76%   Yes     No          No      No